SSGA Funds

(the “Trust”)

State Street Dynamic Small Cap Fund

(the “Fund”)

Class A (SSSDX) Class I (SSSJX) Class K (SSSKX) Class N (SVSCX)

SUPPLEMENT DATED MARCH 22, 2019 TO THE

PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED DECEMBER 19, 2018 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, the Prospectuses and Summary Prospectuses are revised as follows:

1)	The sub-section entitled “Investment Adviser” in the summary section of the Prospectuses and the Summary Prospectuses are deleted in their entirety and replaced with the following:

Investment Adviser

SSGA FM serves as the investment adviser to the Fund.

John O’Connell and Xiaojin Tang serve as portfolio managers of the Fund. They have served on the Fund since 2015 and 2019, respectively.

2)

The first four paragraphs of the sub-section entitled “Portfolio Management” within the section entitled “FUND MANAGEMENT” of the Prospectuses are deleted in its entirety and replaced with the following:

Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage.

Key professionals involved in the day-to-day portfolio management of the State Street Dynamic Small Cap Fund include the following:

John O’Connell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined SSGA in 1996. Mr. O’Connell received a Master of Business Administration from Boston University. He graduated from the University of Rochester with a Bachelor of Arts in History.

Xiaojin Tang, CFA, Ph.D., is a Vice President of SSGA and the Adviser and a Portfolio Manager and Researcher in the Active Quantitative Equity Group. Her responsibilities include portfolio management and the development and enhancement of quantitative equity models and portfolio construction processes. She joined SSGA in 2011. Ms. Tang earned a Bachelor of Science in Mathematics from Peking University and a Ph.D. in Operations Research from Boston University. She has also earned the Chartered Financial Analyst (CFA) designation.

Effective immediately, the SAI is revised as follows:

•

In the table entitled “Other Accounts Managed as of August 31, 2018”, within the sub-section “INVESTMENT ADVISORY AND OTHER SERVICES – ADVISER”, the information regarding Anna Mitelman Lester is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Portfolio and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)		Other Accounts	Assets Managed (billions)		Total Assets Managed (billions)
Xiaojin Tang†	2	$0.002	48*	$10.23	*	31**	$11.21	**	$21.44

†	Information for Ms. Tang is provided as of December 31, 2018.
*	Includes 9 accounts (totaling $4.94 billion in assets under management) with performance-based fees.
**	Includes 6 accounts (totaling $3.24 billion in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

03222019SUP